EXHIBIT 10.4
THIRD AMENDMENT TO CREDIT AGREEMENT
This Third Amendment to Credit Agreement (“Third Amendment”) is made as of this 12th day of July, 2010, by and among Borrowers (as defined below), which are listed on attached Schedule 1, the Lenders (as defined below) signatory hereto and Comerica Bank, as Agent for the Lenders (in such capacity, the “Agent”).
RECITALS
A. PMFG, Inc. (“Holdings”), Peerless Mfg. Co. (the “Company”), PMC Acquisition, Inc. (“PMC Acquisition”), and, following the execution and delivery by any other Subsidiary (as defined in the Credit Agreement), and acceptance by the Agent, from time to time, of a Credit Agreement Joinder Agreement from such Subsidiary, collectively with the Company, PMC Acquisition and each such Subsidiary, the “Borrowers” and each individually, a “Borrower”) are party to that certain Revolving Credit and Term Loan Agreement dated April 30, 2008, with the financial institutions from time to time signatory thereto (individually a “Lender,” and any and all such financial institutions collectively the “Lenders”) and Agent (as amended or otherwise modified from time to time, the “Credit Agreement”).
B. Borrowers have requested that Agent and the Lenders make certain amendments to the Credit Agreement as set forth herein and Agent and the Lenders are willing to do so, but only on the terms and conditions set forth in this Third Amendment.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, Borrowers, Agent and the Lenders agree as follows:
1. Section 8.6 of the Credit Agreement is amended and restated as follows: Article 8 of the Credit Agreement is amended as follows:
“8.6 Limitation on Capital Expenditures. Make or commit to make (by way of the acquisition of securities of a Person or otherwise) any expenditure in respect of the purchase or other acquisition of fixed or capital assets (excluding any such asset acquired in connection with normal replacement and maintenance programs properly charged to current operations) except for (a) Reinvestments of Net Proceeds from Asset Sales, Insurance Proceeds or Condemnation Proceeds to the extent permitted under Section 4.8 hereof, (b) Capital Expenditures not to exceed $1,500,000 in the aggregate to replace and upgrade the equipment and other assets of Nitram and its Subsidiaries, (c) Capital Expenditures made solely from the Net Cash Proceeds from the sale of the property located at 2819 Walnut Hill Lane, Dallas, Texas 75229 in an aggregate amount not to exceed $4,000,000, but only to the extent such proceeds have not been expended for any other purpose, (d) Capital Expenditures made during the Fiscal Year ending June 30, 2011 in an aggregate amount not to exceed
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$2,500,000, only solely in connection with the acquisition by the Borrowers from CEFCO Global Clean Energy, LLC of the exclusive rights to use the process for the selective and sequential capture and removal of pollutants from gaseous mixtures and (e) in addition to the Capital Expenditures permitted under clause (b), (c) and (d), Capital Expenditures, the aggregate amount of which in any Fiscal Year shall not exceed the Cap Ex Basket plus any unused portion of such Cap Ex Basket for the Fiscal Year ending immediately prior to the applicable Fiscal Year, provided that any amounts carried forward shall be applied to the last Capital Expenditures made in the applicable Fiscal Year and shall expire at the end of the applicable Fiscal Year. “Cap Ex Basket” shall mean (i) at any time on or prior to the Trigger Date, $2,000,000 and (ii) after the Trigger Date, $3,000,000.”
2. This Third Amendment shall become effective (according to the terms hereof) on the date (the “Third Amendment Effective Date”) that the following conditions have been fully satisfied by Borrowers (the “Conditions”):
(a)
Agent shall have received via facsimile or electronic mail (followed by the prompt delivery of original signatures) counterpart originals of this Third Amendment, in each case duly executed and delivered by the Agent, Borrowers and the Lenders;

(b)	Agent shall have received a copy of the fully executed CEFCO Process Manufacturing Licensing Agreement between Company and CEFCO Global Clean Energy, LLC.
(c)
Borrowers shall have paid to the Agent all fees and reasonable costs and expenses, if any, owed to the Agent and accrued to the Third Amendment Effective Date, in each case, as and to the extent required to be paid in accordance with the Loan Documents.

3. Borrowers hereby certify to the Agent and the Lenders as of the Third Amendment Effective Date and after giving effect to this Amendment, that (a) execution and delivery of this Third Amendment and the other Loan Documents required to be delivered hereunder, and the performance by Borrowers of their obligations under the Credit Agreement as amended hereby (herein, as so amended, the “Amended Credit Agreement”) are within the Borrowers’ powers, have been duly authorized, are not in contravention of law or the terms of its articles of incorporation or bylaws or other organizational documents of the parties thereto, as applicable, and except as have been previously obtained do not require the consent or approval, material to the amendments contemplated in this Third Amendment, of any governmental body, agency or authority, and the Amended Credit Agreement and the other Loan Documents required to be delivered hereunder will constitute the valid and binding obligations of such undersigned parties enforceable in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, ERISA or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether enforcement is sought in a proceeding in equity or at law), (b) the representations and warranties set forth in Section 6 of the Amended Credit Agreement are true and correct on and as of the Third Amendment Effective Date (except to the extent such representations specifically relate to an earlier date), and (c) on and as of the Third Amendment Effective Date, after giving effect to this Third Amendment, no Default or Event of Default shall have occurred and be continuing.

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4. Except as specifically set forth above, this Third Amendment shall not be deemed to amend or alter in any respect the terms and conditions of the Amended Credit Agreement (including without limitation all conditions and requirements for Advances and any financial covenants), any of the Notes issued thereunder or any of the other Loan Documents. Nor shall this Third Amendment constitute a waiver or release by the Agent or the Lenders of any right, remedy, Default or Event of Default under or a consent to any transaction not meeting the terms and conditions of the Amended Credit Agreement, any of the Notes issued thereunder or any of the other Loan Documents. Furthermore, this Third Amendment shall not affect in any manner whatsoever any rights or remedies of the Lenders with respect to any other non-compliance by Borrowers or any Guarantor with the Amended Credit Agreement or the other Loan Documents, whether in the nature of a Default or Event of Default, and whether now in existence or subsequently arising, and shall not apply to any other transaction. Borrowers hereby confirm that each of the Collateral Documents continues in full force and effect and secures, among other things, all of its obligations, liabilities and indebtedness owing to the Agent and the Lenders under the Credit Agreement and the other Loan Documents (where applicable, as amended herein).
5. Borrowers hereby acknowledge and agree that this Third Amendment and the amendments contained herein do not constitute any course of dealing or other basis for altering any obligation of Borrowers, any other Credit Party, any Guarantor or any other party or any rights, privilege or remedy of the Lenders under the Credit Agreement, any other Loan Document, any other agreement or document, or any contract or instrument.
6. Except as specifically defined to the contrary herein, capitalized terms used in this Third Amendment shall have the meanings set forth in the Credit Agreement.
7. This Third Amendment may be executed in counterpart in accordance with Section 13.9 of the Credit Agreement and shall be considered a “Loan Document” within the meaning of the Credit Agreement.
8. This Third Amendment shall be construed in accordance with and governed by the laws of the State of Texas.

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WITNESS the due execution hereof as of the day and year first above written.

COMERICA BANK, as Agent
By:	/s/ Kelly Cowherd
	Name:	Kelly Cowherd
	Title:	Assistant Vice President
Signature Page to Third Amendment (1017576)

PMFG, INC.
By:	/s/ Peter J. Burlage
	Name:	Peter J. Burlage
	Title:	President

PEERLESS MFG. CO.
By:	/s/ Peter J. Burlage
	Name:	Peter J. Burlage
	Title:	President

NITRAM ENERGY, INC.
By:	/s/ Peter J. Burlage
	Name:	Peter J. Burlage
	Title:	President

BOS-HATTEN, INC.
By:	/s/ Peter J. Burlage
	Name:	Peter J. Burlage
	Title:	President

BURGESS — MANNING, INC.
By:	/s/ Peter J. Burlage
	Name:	Peter J. Burlage
	Title:	President

BURMAN MANAGEMENT, INC.
By:	/s/ Peter J. Burlage
	Name:	Peter J. Burlage
	Title:	President
Signature Page to Third Amendment (1017576)

LENDERS:

COMERICA BANK, as a Lender, Issuing Lender and Swing Line Lender
By:	/s/ Kelly Cowherd
	Name:	Kelly Cowherd
	Title:	Assistant Vice President
Signature Page to Third Amendment (1017576)

MB FINANCIAL BANK, N.A.
By:	/s/ David G. Killpack
	Name:	David G. Killpack
	Title:	Senior Vice President
Signature Page to Third Amendment (1017576)

CITIBANK N.A.
By:	/s/ Morah T. Purvia
	Name:	Morah T. Purvia
	Title:	Vice President
Signature Page to Third Amendment (1017576)

SCHEDULE 1
Peerless Mfg. Co.
PMC Acquisition, Inc.
Nitram Energy, Inc.
Bos-Hatten, Inc.
Burgess — Manning, Inc.
Burman Management, Inc.